Contact:
Michael J. Culotta
Executive Vice President and Chief Financial Officer
(502) 627-7475

PHARMERICA REPORTS RECORD SETTING EPS
IN FOURTH QUARTER AND FULL YEAR 2009

NET INCOME INCREASES 700% TO $42.2 MILLION FOR 2009

COMPANY ACQUIRED INTEGRITY PHARMACY,
AN ACCRETIVE TRANSACTION IN 2010

COMPANY PROJECTS EPS GROWTH OF 10% IN 2010,
EXCLUSIVE OF ACQUISITIONS

LOUISVILLE, Kentucky (February 4, 2010) – PharMerica Corporation (NYSE: PMC), a national provider of institutional pharmacy and hospital pharmacy management services, today reported the results of its fourth quarter of 2009 and year ended December 31, 2009.

Commenting on the Company’s results for the year, Gregory S. Weishar, PharMerica Corporation’s Chief Executive Officer, said, “We have completed our second full year as a public company, and are very pleased with 2009’s annual results.  EBITDA grew a solid 11% over the prior year while EBITDA Margin increased 16.6% over last year, an 80 basis point improvement.  Earnings per share growth of 700%, compared with prior year, reflects solid earnings performance as well as the successful completion of post-merger initiatives.  Cash flow from operations continues to improve; increasing almost 30% from last year, driven by improvements in receivables management as well as favorable tax rates.  Looking forward to next year, we remain confident in our ability to drive growth both organically and through further acquisition opportunities.”

➢	Full Year Highlights (Comparison of Year Ended December 31, 2009 and 2008):

•
Net Income increased over 700% to $42.2 million, or $1.39 earnings per diluted share, from $5.0 million, or $0.17 earnings per diluted share.  Excluding one-time items in both periods, earnings per diluted share were $1.30 for the year ended December 31, 2009 compared to $1.00 for the year ended December 31, 2008, an increase of 30%.

•	Adjusted EBITDA increased 11.0% to $102.7 million from $92.5 million.

•	Cash Flow Provided by Operating Activities increased 29.4% to $85.0 million from $65.7 million.

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PMC Reports Record Setting EPS in Fourth Quarter and Year End

February 4, 2010

➢	Fourth Quarter Highlights (Comparison of Fourth Quarters Ended December 31, 2009 and 2008):

•
Net Income increased to $10.2 million, or $0.33 earnings per diluted share, compared with a net loss of $5.5 million, or $0.18 loss per diluted share.  Excluding one-time items in both periods, earnings per diluted share were $0.32 in the fourth quarter of 2009 compared to $0.26 in the fourth quarter of 2008, an increase of 23.0%.

•	Adjusted EBITDA increased 5.0% to $25.1 million from $23.9 million.

•	Cash Flow Provided by Operating Activities increased 5.8% to $25.4 million from $24.0 million.

Fiscal 2010 Earnings Guidance

The Company announces its fiscal 2010 earnings guidance range as follows:

(in millions, except per share data)	Ranges
Revenues	$1,820.0 - $1,850.0
Adjusted earnings before interest, taxes, depreciation, amortization, integration, merger and acquisition related costs and expenses	$105.0 - $109.0
Depreciation and amortization expense	$30.0 - $29.0
Interest expense, net	$4.2 - $3.8
Tax rate	40.5% - 40.0%
Net income	$42.1 - $45.7
Diluted earnings per share	$1.37 - $1.48
Common and common equivalent shares outstanding	30.8
Capital expenditures as a percent of revenues	1.2% - 1.1%

The fiscal 2010 earnings guidance does not consider any integration, merger and acquisition related costs or other charges the Company may incur, including but not limited to the application of new accounting pronouncements or other non-recurring charges.  Also, the guidance does not consider any future acquisitions.

Conference Call

Management will hold a conference call to review the financial results for the fourth quarter of 2009 and year ended December 31, 2009, on February 5, 2010, at 10:00 a.m. ET.  To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com or go to www.earnings.com.  To access a telephonic replay of the call, which will be available one hour after the conclusion of the call through February 19, 2010, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 80125335.

About PharMerica

PharMerica Corporation is a leading institutional pharmacy services company servicing healthcare facilities in the United States.  As of December 31, 2009, PharMerica operated 98 institutional pharmacies in 41 states.  PharMerica’s customers are institutional healthcare providers, such as nursing centers, assisted living facilities, hospitals and other long-term care providers.  The Company also provides pharmacy management services to long-term care hospitals.

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PMC Reports Record Setting EPS in Fourth Quarter and Year End

February 4, 2010

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities.  Forward-looking statements include, among other matters, the information concerning the Company’s “guidance” and possible future results of operations, the Company’s ability to purchase acquisition targets, the accretive affect of completed acquisitions on the Company’s operating results and financial position, the timing of such accretive affect, the continued strength of the Company’s cash flows from operations, the Company’s growth strategy and the strength of the Company’s financial performance during 2010.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions.  These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including current reports on Form 10-Q, filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release.  Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.  All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

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PMC Reports Record Setting EPS in Fourth Quarter and Year End

February 4, 2010

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except share and per share amounts)

	Quarter Ended December 31,				Years Ended December 31,
	2008		2009		2008		2009
	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues
Revenues	$479.7	100.0%	$451.4	100.0%	$1,947.3	100.0%	$1,841.2	100.0%

Cost of goods sold	408.7	85.2	385.5	85.4	1,662.7	85.4	1,568.9	85.2

Gross profit	71.0	14.8	65.9	14.6	284.6	14.6	272.3	14.8

Selling, general and administrative expenses	52.3	10.9	45.4	10.1	214.1	11.0	187.6	10.2

Amortization expense	1.7	0.4	2.8	0.6	6.5	0.3	9.0	0.5

Impairment of intangible assets	14.8	3.0	–	–	14.8	0.8	–	–

Integration, merger and acquisition related costs and other charges	8.9	1.9	1.7	0.4	26.7	1.4	5.2	0.3

Operating income (loss)	(6.7)	(1.4)	16.0	3.5	22.5	1.1	70.5	3.8

Interest expense, net	3.6	0.7	1.0	0.2	14.2	0.7	9.4	0.5

Income (loss) before income taxes	(10.3)	(2.1)	15.0	3.3	8.3	0.4	61.1	3.3

Provision (benefit) for income taxes	(4.8)	(1.0)	4.8	1.0	3.3	0.1	18.9	1.0

Net income (loss)	$(5.5)	(1.1)%	$10.2	2.3%	$5.0	0.3%	$42.2	2.3%

	Quarter Ended December 31,		Years Ended December 31,
	2008	2009	2008	2009
Earnings (loss) per common share:
Basic	$(0.18)	$0.34	$0.17	$1.39
Diluted	$(0.18)	$0.33	$0.17	$1.39

Shares used in computing earnings (loss) per common share:
Basic	30,137,237	30,332,323	30,095,582	30,266,272
Diluted	30,137,237	30,490,514	30,190,893	30,402,768

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PMC Reports Record Setting EPS in Fourth Quarter and Year End

February 4, 2010

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share amounts)

	December 31, 2008	December 31, 2009

ASSETS
Current assets:
Cash and cash equivalents	$41.3	$51.2
Accounts receivable, net	219.3	215.3
Inventory	73.4	79.8
Deferred tax assets	24.9	39.8
Prepaids and other assets	16.7	23.6
	375.6	409.7

Equipment and leasehold improvements	97.1	119.6
Accumulated depreciation	(43.1)	(59.0)
	54.0	60.6

Deferred tax assets, net	59.4	21.0
Goodwill	113.7	140.1
Intangible assets, net	73.4	90.8
Other	3.1	2.1
	$679.2	$724.3

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$54.4	$59.6
Salaries, wages and other compensation	36.3	30.9
Other accrued liabilities	12.6	6.4
	103.3	96.9

Long-term debt	240.0	240.0
Other long-term liabilities	16.1	16.5

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no shares issued at December 31, 2008 and December 31, 2009	–	–
Common stock, $0.01 par value; 175,000,000 shares authorized; 30,477,558 shares and 30,619,830 shares issued and outstanding as of December 31, 2008 and 2009, respectively	0.3	0.3
Capital in excess of par value	338.7	344.8
Accumulated other comprehensive loss	(2.8)	–
Retained (deficit) earnings	(16.4)	25.8
	319.8	370.9
	$679.2	$724.3

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PMC Reports Record Setting EPS in Fourth Quarter and Year End

February 4, 2010

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Quarter Ended December 31,		Years Ended December 31,
	2008	2009	2008	2009
Cash flows provided by (used in) operating activities:
Net income (loss)	$(5.5)	$10.2	$5.0	$42.2
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	5.2	4.6	22.0	18.0
Amortization	1.7	2.8	6.5	9.0
Impairment charge	14.8	–	14.8	–
Integration, merger and acquisition related costs and other charges	3.0	0.2	4.5	0.4
Stock-based compensation	1.4	1.4	4.9	4.6
Amortization of deferred financing fees	0.1	0.1	0.4	0.4
Deferred income taxes	(4.1)	5.4	2.8	19.7
Loss (gain) on disposition of equipment	(0.6)	0.2	0.2	0.3
Other	(0.2)	(0.1)	(0.5)	(0.3)
Change in operating assets and liabilities:
Accounts receivable, net	4.3	7.1	(4.4)	11.3
Inventory and other assets	4.2	(2.5)	4.2	(2.4)
Prepaids and other assets	(1.2)	(4.2)	3.3	(6.2)
Accounts payable	(0.8)	1.8	1.1	(1.2)
Salaries, wages and other compensation	(0.7)	(4.8)	(2.3)	(9.8)
Other accrued liabilities	2.4	3.2	3.2	(1.0)
Net cash provided by operating activities	24.0	25.4	65.7	85.0

Cash flows provided by (used in) investing activities:
Purchase of equipment and leasehold improvements	(4.3)	(9.3)	(22.1)	(21.6)
Acquisitions, net of cash acquired	(21.5)	(38.8)	(25.9)	(54.7)
Cash proceeds from sale of assets	0.3	–	0.6	0.1
Other	–	0.1	–	0.1
Net cash used in investing activities	(25.5)	(48.0)	(47.4)	(76.1)

Cash flows provided by (used in) financing activities:
Repayments of long-term debt and capital lease obligations	–	(0.2)	(10.0)	(0.6)
Issuance of common stock	0.2	0.1	0.9	1.4
Cash contributions received from minority shareholders	–	–	0.1	–
Tax benefit from stock-based compensation	–	0.1	–	0.2
Net cash provided by (used in) financing activities	0.2	–	(9.0)	1.0

Change in cash and cash equivalents	(1.3)	(22.6)	9.3	9.9
Cash and cash equivalents at beginning of period	42.6	73.8	32.0	41.3
Cash and cash equivalents at end of period	$41.3	$51.2	$41.3	$51.2

Supplemental information:
Cash paid for interest	$3.5	$0.9	$14.6	$11.2
Cash paid for taxes	$0.1	$–	$1.5	$1.6

Supplemental schedule of non-cash activities:
Fair value of assets acquired	$(0.3)	$–	$(1.7)	$(1.5)
Fair value of liabilities assumed or incurred	$0.4	$–	$(1.0)	$–
Capital lease obligations	$–	$–	$–	$1.8

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PMC Reports Record Setting EPS in Fourth Quarter and Year End

February 4, 2010

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION

INTEGRATION, MERGER AND ACQUISITION RELATED COSTS AND OTHER CHARGES

The following is a summary of integration, merger and acquisition related costs and other charges incurred by PharMerica in the fourth quarter of 2008 and 2009 and years ended December 31, 2008 and 2009 (unaudited).

(In millions, except per share amounts)	Quarter Ended December 31,		Years Ended December 31,
	2008	2009	2008	2009
Integration costs and other charges:
Professional and advisory fees	$0.2	$0.2	$1.7	$0.2
General and administrative	0.6	0.4	3.2	0.8
Employee costs	0.9	0.3	7.2	1.5
Severance costs	1.6	0.3	5.3	0.9
Facility costs	5.6	0.1	9.3	0.8
	8.9	1.3	26.7	4.2
Acquisition related costs:
Professional and advisory fees	–	0.4	–	1.0
	–	0.4	–	1.0
Total integration, merger, and acquisition related costs and other charges	$8.9	$1.7	$26.7	$5.2
Negative effect on earnings per diluted share	$(0.20)	$(0.03)	$(0.53)	$(0.10)

IMPAIRMENT OF INTANGIBLE ASSETS

During the fourth quarter 2008, the Company recorded a pre-tax impairment charge of $14.8 million related to finite lived customer relationships.  The impairment, which related to the Institutional Pharmacy segment, was incurred when the reporting unit experienced a higher than expected loss of licensed beds.  The impairment was related to assets acquired in acquisitions by the legacy company during the years ended December 31, 2005 and 2006.  Using a discounted cash flow analysis, the Company determined that a pre-tax impairment charge of $14.8 million was required to write the carrying value down to the fair value, resulting in a loss per diluted share impact of $0.30 for the year ended December 31, 2008.

CUSTOMER LICENSED BEDS UNDER CONTRACT AND PRESCRIPTION DATA

The following is a summary of customer licensed beds under contract and prescription data as of and for the fourth quarter of 2008 and 2009 and years ended December 31, 2008 and 2009 (unaudited).

(In whole numbers, except where indicated)	Quarter Ended December 31,		Years Ended December 31,
	2008	2009	2008	2009
Customer licensed beds:
Beginning of period	325,613	317,660	337,043	322,376
Additions	5,005	12,137	21,398	35,921
Losses	(8,242)	(11,912)	(36,065)	(40,412)
End of period	322,376	317,885	322,376	317,885

Prescription data:
Prescriptions dispensed (in thousands)	9,996	9,590	40,319	39,037
Revenue per prescription dispensed	$46.59	$45.64	$46.85	$45.72

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PMC Reports Record Setting EPS in Fourth Quarter and Year End

February 4, 2010

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(In millions)	Quarter Ended December 31,		Years Ended December 31,
	2008	2009	2008	2009
Net income (loss)	$(5.5)	$10.2	$5.0	$42.2
Add:
Interest expense, net	3.6	1.0	14.2	9.4
Integration, merger and acquisition related costs and other charges	8.9	1.7	26.7	5.2
Provision (benefit) for income taxes	(4.8)	4.8	3.3	18.9
Impairment of intangible assets	14.8	–	14.8	–
Depreciation and amortization expense	6.9	7.4	28.5	27.0
Adjusted EBITDA	$23.9	$25.1	$92.5	$102.7
Adjusted EBITDA margin	5.0%	5.6%	4.8%	5.6%

UNAUDITED RECONCILIATION OF EARNINGS (LOSS) PER DILUTED SHARE
TO ADJUSTED EARNINGS PER DILUTED SHARE

(In whole numbers)	Quarter Ended December 31,		Years Ended December 31,
	2008	2009	2008	2009
Earnings (loss) per diluted common share	$(0.18)	$0.33	$0.17	$1.39
Add:
Impairment of intangible assets	0.30	–	0.30	–
Integration, merger and acquisition related costs and other charges	0.20	0.03	0.53	0.10
Impact of tax rate matters	(0.06)	(0.04)	–	(0.19)
Adjusted earnings per diluted common share after impact of above items	$0.26	$0.32	$1.00	$1.30

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA
TO NET OPERATING CASH FLOWS
(In millions)	Quarter Ended December 31,		Years Ended December 31,
	2008	2009	2008	2009
Adjusted EBITDA	$23.9	$25.1	$92.5	$102.7
Interest expense, net	(3.6)	(1.0)	(14.2)	(9.4)
(Provision) benefit for income taxes	4.8	(4.8)	(3.3)	(18.9)
Integration, merger and acquisition related costs and other charges	(5.9)	(1.5)	(22.2)	(4.8)
Provision for bad debt	6.8	3.4	24.7	16.6
Stock-based compensation	1.4	1.4	4.9	4.6
Amortization of deferred financing fees	0.1	0.1	0.4	0.4
Deferred income taxes	(4.1)	5.4	2.8	19.7
(Gain) loss on disposition of equipment	(0.6)	0.2	0.2	0.3
Other	(0.2)	(0.1)	(0.5)	(0.3)
Changes in assets and liabilities	1.4	(2.8)	(19.6)	(25.9)
Net Cash Flows from Operating Activities	$24.0	$25.4	$65.7	$85.0

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PMC Reports Record Setting EPS in Fourth Quarter and Year End

February 4, 2010

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

Use of Non-GAAP Measures

PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues.  PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results.  The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period.  In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is used in conjunction with PharMerica’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is not the same calculation as this Adjusted EBITDA table.  Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”).  The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income are significant components of the accompanying unaudited condensed consolidated income statements, and must be considered in performing a comprehensive assessment of overall financial performance.  PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses earnings per diluted share, exclusive of the impact of the impairment of intangible assets, integration, merger and acquisition related costs and other charges and the impact of a favorable tax treatment, as an indicator of its core operating results.  The measurement is used in concert with net income and earnings per diluted share, which measure actual earnings per share generated in the period.  PharMerica believes the exclusion of these charges and benefits in expressing earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period.  Earnings per diluted share, exclusive of the impact of the impairment of intangible assets, integration, merger and acquisition related costs and other charges and the impact of a favorable tax treatment, does not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for earnings per diluted share as measured under GAAP.  The impact of impairment of intangible assets, integration, merger and acquisition related costs and other charges and the impact of a favorable tax treatment, excluded from the earnings per diluted share are significant components of the accompanying unaudited condensed consolidated income statements, and must be considered in performing a comprehensive assessment of overall financial performance.

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